Exhibit 10.10

Exchange Agreement

May 13, 2019

Amyris, Inc.

5885 Hollis Street, Suite 100

Emeryville, California 94608

Attention: Kathleen Valiasek

Re:	Amyris, Inc. Exchange of 6.50% Convertible Senior Notes due 2019

Ladies and Gentlemen:

Amyris, Inc., a Delaware corporation (the “Company”), is offering the opportunity for the undersigned existing holder (the “Investor”) of the Company’s 6.50% Convertible Senior Notes due 2019 (the “6.50% Notes”) to exchange certain of the Investor’s 6.50% Notes (the “Exchange Offer”) for shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) pursuant and subject to the terms and conditions set forth in this agreement (this “Exchange Agreement”).

The Investor understands that the Exchange Offer is being made without registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or any securities laws of any state of the United States or of any other jurisdiction, in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 3(a)(9) thereof.

1. The Exchange Offer. Subject to the terms and conditions of this Exchange Agreement, the undersigned Investor hereby agrees to exchange the total principal amount of 6.50% Notes set forth on the signature page of the Investor hereto (the “Exchanged 6.50% Notes”), for a number of Shares as set forth on the signature page of the Investor hereto, representing a per Share value of $4.00, and the Company hereby agrees to issue such number of Shares to the Investor in exchange for such Exchanged 6.50% Notes.

2. The Closing. The closing of the Exchange Offer (the “Closing”) shall take place remotely via the exchange of documents and signatures at 10:00 a.m., Pacific Time, on the first Business Day (as defined in the indenture, dated as of May 29, 2014, between the Company and the Trustee relating to the 6.50% Notes (the “Indenture”)) on which the conditions to the Closing set forth in Section 6 below are satisfied or waived, or at such other time and place as mutually agreed by the Company and the Investor (the “Closing Date”).

3. The Terms of the Exchange Offer; Closing Mechanics.

Subject to the terms and conditions of this Exchange Agreement, the Investor hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in the Exchanged 6.50% Notes as set forth on the signature page of the Investor hereto, waives any and all other rights with respect to such Exchanged 6.50% Notes, and releases and discharges the Company from any and all claims the undersigned may now have, or may have in the future, arising out of, or related to, such Exchanged 6.50% Notes.

On the Closing Date, the Company shall deliver, or cause to be delivered, to the Investor the number of Shares set forth on the signature page of the Investor hereto, pursuant to delivery and/or registration instructions provided by the Investor to the Company in writing at least one (1) Business Day prior to the Closing.

At or prior to the times set forth in the Investor Exchange Procedures set forth in Annex A hereto (the “Exchange Procedures”), the Investor shall cause the Exchanged 6.50% Notes to be delivered to Wells Fargo Bank, National Association, as trustee (the “Trustee”) under the Indenture, for cancellation as instructed in the Exchange Procedures.

Notwithstanding anything to the contrary contained in this Exchange Agreement, provided that that the Investor has sent the Exchanged 6.50% Notes to the Trustee for cancellation on or prior to May 13, 2019, in the event such Exchanged 6.50% Notes and instructions to cancel such Exchanged 6.50% Notes are not received by the Trustee on or before a date on which the Trustee is able to effect the cancellation of the Exchanged 6.50% Notes (as indicated by the Trustee), then this Exchange Agreement shall automatically terminate and become void and there shall be no liability on the part of any of the parties hereto.

4. Representations and Warranties of the Company. The Company represents and warrants to the Investor that, as of the date hereof:

(a)        Organization and Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. The Company has all requisite power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. The Company is duly licensed or qualified to do business as a foreign entity and is in good standing (to the extent such concepts are recognized under applicable law) in every jurisdiction in which the failure to be so qualified would have, or would reasonably be expected to have, a material adverse effect, individually or in the aggregate, upon the business, properties, tangible and intangible assets, liabilities, operations, prospects, financial condition or results of operation of the Company or the ability of the Company to perform its obligations under this Exchange Agreement (a “Material Adverse Effect”).

(b)        Power. The Company has all requisite power and authority to execute and deliver this Exchange Agreement, to issue and sell the Shares hereunder, and to carry out and perform its obligations under the terms of this Exchange Agreement and to consummate the Exchange Offer.

(c) Authorization. The execution, delivery, and performance of this Exchange Agreement by the Company has been duly authorized by all requisite action on the part of the Company and its officers, directors and stockholders, and this Exchange Agreement has been duly executed and delivered to the Investor and constitutes the legal, valid, and binding obligation of the Company enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies (the “Enforceability Exceptions”).

(d)        Consents and Approvals. Except as disclosed in Schedule 4(d), and assuming the accuracy of the representations of the Investor in Section 5, no consent, approval, authorization or other order or declaration of, or registration, qualification or filing with, any federal, national, foreign, supranational, state, provincial, local or other government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, self-regulatory organization, stock exchange or market (including The Nasdaq Stock Market), or other judicial or arbitral body of competent jurisdiction (a “Governmental Authority”) is required for the execution, delivery and performance of this Exchange Agreement, the valid issuance, sale and delivery of the Shares to be sold pursuant to this Exchange Agreement other than such as have been or will be made or obtained.

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(e)        Non-Contravention. The execution and delivery of this Exchange Agreement, the issuance, sale and delivery of the Shares to be sold by the Company under this Exchange Agreement, the performance by the Company of its obligations under this Exchange Agreement and/or the consummation of the transactions contemplated hereby do not and will not (i)(A) conflict with, result in the breach or violation of, or constitute (with or without the giving of notice or the passage of time or both) a violation of, or default under, or give to others any rights of termination, acceleration or cancellation of, any bond, debenture, note or other evidence of indebtedness, or under any lease, license, franchise, permit, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any subsidiary is a party or by which it or its properties may be bound or affected, (B) conflict with or result in the breach or violation of, the Company’s Restated Certificate of Incorporation, as amended and as in effect on the date hereof, the Company’s Bylaws, as amended and as in effect on the date hereof, or the equivalent document with respect to any subsidiary, as amended and as in effect on the date hereof, or (C) conflict with or violate in any respect any statute or law, judgment, decree, rule, regulation, code, ordinance, requirement, rule of law or order of any Governmental Authority applicable to the Company, any of its subsidiaries or their respective properties, except in the case of clauses (A) and (C) for such conflicts, breaches, violations or defaults that would not have, individually or in the aggregate, a Material Adverse Effect, or (ii) materially and adversely affect the ability of the Company to carry out its obligations under, and to consummate the transactions contemplated by, this Exchange Agreement.

(f)       Shares. The Shares are duly authorized and when issued pursuant to the terms of this Exchange Agreement will be validly issued, fully paid, and nonassessable, and will be free and clear of any liens or encumbrances with respect to the issuance thereof; provided, however, that the Shares shall be subject to restrictions on transfer under state or federal securities laws as set forth in this Exchange Agreement, or as otherwise may be required under state or federal securities laws as set forth in this Exchange Agreement at the time a transfer is proposed. The issuance and delivery of the Shares is not subject to preemptive, co-sale, right of first refusal or any other similar rights of the stockholders of the Company or any other person, any liens or encumbrances or any anti-dilution or other similar rights. The issuance, sale and delivery of the Shares will not obligate the Company to issue or sell any shares of Common Stock, or any other equity interest in, the Company to any other person.

(g)       No Registration. Assuming the accuracy of the representations and warranties of the Investor contained in Sections 5(h) and 5(k) hereto, the issuance by the Company of the Shares is exempt from registration under the Securities Act and the Exchange Offer is eligible for the exemption from the registration requirements of the Securities Act provided by Section 3(a)(9).

(h) No Material Adverse Effect. Since December 31, 2017, the business of the Company and its subsidiaries has been conducted in the ordinary course and there has not occurred any Material Adverse Effect.

5. Representations and Warranties of the Investor. The Investor hereby represents and warrants to and covenants with the Company that, as of the date hereof:

(a) Organization and Good Standing. The Investor is a corporation, limited partnership, limited liability company or other entity, as the case may be, duly formed, validly existing and in good standing (to the extent such concepts are recognized under applicable law) under the laws of the jurisdiction of its formation.

(b) Ownership of Exchanged 6.50% Notes; Due Authorization. The Investor owns the amount of Exchanged 6.50% Notes set forth on the signature page of the Investor hereto free and clear of any liens (other than the obligations pursuant to this Exchange Agreement and applicable securities laws) and has the requisite power and authority to execute and deliver this Exchange Agreement, perform its obligations under this Exchange Agreement and to consummate the Exchange Offer.

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(c) No Conflict. Participation in the Exchange Offer will not contravene (1) any law, rule or regulation binding on the Investor or any investment guideline or restriction applicable to the Investor and (2) the charter or bylaw (or equivalent organizational documents) of the Investor, except in the case of clause (1) for such conflicts, breaches, violations or defaults that would not be likely to have, individually or in the aggregate, a Material Adverse Effect

(d) Compliance with Laws. The Investor is in compliance with all applicable laws and regulations in effect in any jurisdiction in which the undersigned will acquire Shares in this Exchange Offer and has obtained any consent, approval or permission required for such acquisition under the laws and regulations of any jurisdiction to which the undersigned is subject or in which the undersigned makes such acquisition.

(e) Risk of Investment. The Investor understands and accepts that acquiring the Shares in the Exchange Offer involve risks. The Investor has such knowledge, skill and experience in business, financial and investment matters that the Investor is capable of evaluating the merits and risks of the Exchange Offer and an investment in the Shares. With the assistance of the Investor’s own professional advisors, to the extent that the Investor has deemed appropriate, the Investor has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Shares and the consequences of the Exchange Offer and this Exchange Agreement. The Investor has considered the suitability of the Shares as an investment in light of its own circumstances and financial condition, and the Investor is able to bear the risks associated with an investment in the Shares.

(f) [Reserved.]

(g) Governmental Approval. The Investor understands that no federal, state, local or foreign agency has passed upon the merits or risks of an investment in the Shares or made any finding or determination concerning the fairness or advisability of such investment.

(h) Investor Qualification. The Investor is an “accredited investor” as defined in Rule 501(a) under the Securities Act. The Investor agrees to furnish any additional information reasonably requested by the Company or any of its affiliates prior to the Closing Date to assure compliance with applicable U.S. federal and state securities laws in connection with the Exchange Offer. The Investor understands that the Company is relying upon this representation of the Investor for the purpose of determining whether the Investor’s participation in the Exchange Offer meets the requirements for exemption from the registration requirements of the Securities Act.

(i) Purchase for Investment Only; No Registration. The Investor is acquiring the Shares solely for the Investor’s own beneficial account, or for an account with respect to which the Investor exercises sole investment discretion, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Shares. The Investor understands that the offer and sale of the Shares have not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof that depend, in part, upon the accuracy of the representations made by the Investor in this Exchange Agreement.

(j) Restricted Securities. The Investor acknowledges that the Shares have not been registered under the Securities Act. As a result, the Investor understands that the Shares may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons, except to the extent such securities are registered with the Commission and qualified by state authorities, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and the Investor hereby agrees that it will not sell the Shares other than in compliance with such transfer restrictions.

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(k) Affiliate Status. The Investor is not as of the date of this Exchange Agreement, nor has it been within the preceding three (3) months an “affiliate” of the Company as that term is defined in paragraph (a)(1) of Rule 144 of the Securities Act (“Rule 144”). The Investor understands that the Company is relying upon this representation of the Investor for the purpose of determining whether the Investor’s participation in the Exchange Offer meets the requirements for exemption from the registration requirements of the Securities Act.

6. Conditions to Obligations of the Investor and the Company.

(a) The obligations of the Investor to deliver the Exchanged 6.50% Notes of the Investor are subject to the satisfaction or waiver at or prior to the Closing of the conditions precedent that (i) the representations and warranties of the Company contained in Section 4 shall be true and correct as of the Closing Date in all respects with the same effect as though such representations and warranties had been made as of the Closing Date, (b) all of the agreements and covenants of the Company to be performed prior to the Closing pursuant to this Exchange Agreement shall have been duly performed or complied with in all material respects, (c) no law or order of any kind shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority which would prevent consummation of the Closing, prohibit the consummation of the Exchange Offer or has the effect of making them illegal, (d) the Shares shall be approved for listing on The Nasdaq Stock Market, subject to official notice of issuance, and (e) no Material Adverse Effect has occurred.

(b) The obligations of the Company to deliver the Shares to the Investor are subject to the satisfaction or waiver at or prior to the Closing of the conditions precedent that (a) the representations and warranties of the Investor contained in Sections 5(a) and 5(b) shall be true and correct as of the Closing Date in all respects and the other representations and warranties of the Investor contained in Section 5 shall be true and correct as of the Closing Date in all material respects, in each case with the same effect as though such representations and warranties had been made as of the Closing Date, (b) all of the agreements and covenants of the Investor to be performed prior to the Closing pursuant to this Exchange Agreement shall have been duly performed or complied with in all material respects, (c) no law or order of any kind shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority which would prevent consummation of the Closing, prohibit the consummation of the Exchange Offer or has the effect of making them illegal, and (d) the Shares shall be approved for listing on The Nasdaq Stock Market, subject to official notice of issuance.

7. Holding Period. For the purposes of Rule 144, the Company acknowledges that the holding period of the Shares may be tacked onto the holding period of the Exchanged 6.50% Notes under Rule 3(a)(9) under the Securities Act and the Shares will have a Rule 144 holding period that will be deemed to have commenced as of May 29, 2014, the date of the original issuance of the Exchanged 6.50% Notes. The Company acknowledges and agrees that, assuming the accuracy of the representations and warranties of the Investor contained in Section 5, (i) upon issuance, the Shares will be eligible to be resold pursuant to Rule 144, (ii) the Company is not aware of any event reasonably likely to occur that would reasonably be expected to result in the Shares becoming ineligible to be resold by the Investor pursuant to Rule 144 and, therefore, (iii) the Shares issued to the Investor shall not bear any restrictive legend and shall be freely tradeable by the Investor pursuant to and in accordance with Rule 144.

8. Disclosure of the Exchange Offer. At or prior to 9:00 a.m., New York City time, on the second Business Day after the date hereof, the Company shall file a press release or Current Report on Form 8-K announcing the Exchange Offer, which press release or Current Report on Form 8-K the Company acknowledges and agrees will disclose all material non-public information, if any, with respect to the Exchange Offer.

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9. Waiver and Amendment. Neither this Exchange Agreement nor any provisions hereof shall be modified, changed, discharged, waived or terminated except by an instrument in writing signed by the Company and the Investor.

10. Waiver of Jury Trial. EACH OF THE COMPANY AND THE INVESTOR IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS EXCHANGE AGREEMENT.

11. Governing Law/Venue. THIS EXCHANGE AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. Each of the Company and the Investor (a) agrees that any legal suit, action or proceeding arising out of or relating to this agreement or the transactions contemplated hereby shall be instituted exclusively in the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York; (b) waives any objection that it may now or hereafter have to the venue of any such suit, action or proceeding; and (c) irrevocably consents to the jurisdiction of the aforesaid courts in any such suit, action or proceeding.

12. Section and Other Headings. The section and other headings contained in this Exchange Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Exchange Agreement.

13. Counterparts. This Exchange Agreement may be executed by one or more of the parties hereto in any number of separate counterparts (including by facsimile or other electronic means, including telecopy, email or otherwise), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Exchange Agreement by facsimile or other transmission (e.g. , “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

14. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by prepaid overnight courier or registered or certified mail, return receipt requested, postage prepaid to, in the case of the Company, the following address and, in the case of the Investor, the address provided on the signature page of the Investor (or such other address as any party shall have specified by notice in writing to the other):

If to the Company:	Amyris, Inc. 5885 Hollis Street, Suite 100 Emeryville, California 94608 Fax: Attention:

15. Binding Effect. The provisions of this Exchange Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

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16. Severability. If any term or provision (in whole or in part) of this Exchange Agreement is determined to be invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Exchange Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the undersigned has executed this Exchange Agreement as of the date first written above.

AMYRIS, INC.

By:	/s/ Kathleen Valiasek
Name: Kathleen Valiasek
Title: Chief Financial Officer

IN WITNESS WHEREOF, the undersigned has executed this Exchange Agreement as of the date first written above.

INVESTOR:

Maxwell (Mauritius) Pte Ltd.

By:	/s/ Rohlt Sipahimalani
Name: Rohlt Sipahimalani
Title: Authorized Signatory

Address for Notices:

Maxwell (Mauritius) Pte Ltd.

Exchanged 6.50% Notes Principal Amount: $10,000,000

Shares: 2,500,000

DTC Participant Number for Delivery of Shares:

DTC Participant Name:

Account number:

DTC Participant Contact:

Name: N.A.

Telephone Number: N.A.